UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 20, 2025
Date of Report (date of earliest event reported)

Fulton Financial Corporation
(Exact name of registrant as specified in its charter)

Pennsylvania		001-39680		23-2195389
(State or other jurisdiction of incorporation)		(Commission File Number)		(I.R.S. Employer Identification No.)

One Penn Square,	P.O. Box 4887	Lancaster,	Pennsylvania	17604
(Address of Principal Executive Offices)				(Zip Code)
(717) 291-2411
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $2.50	FULT	The Nasdaq Stock Market, LLC
Depositary Shares, Each Representing 1/40th Interest in a Share of Fixed Rate Non-Cumulative Perpetual Preferred Stock, Series A	FULTP	The Nasdaq Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On Monday, May 20, 2025, Fulton Financial Corporation (“Fulton”) held its 2025 Annual Meeting of Shareholders (the “Annual Meeting”). As of March 3, 2025, the record date for the Annual Meeting, there were 182,199,918 shares of Fulton’s voting common stock outstanding. The results of the items voted on at the Annual Meeting are as follows:

Proposal 1 - Election of Directors. The 11 director nominees were elected to serve for a one-year term.

Nominee	For	Withheld	Broker Non-Votes
Jennifer Craighead Carey	136,075,609	1,324,721	15,002,162
Lisa Crutchfield	135,855,336	1,544,994	15,002,162
Denise L. Devine	134,473,805	2,926,525	15,002,162
George K. Martin	136,393,633	1,006,697	15,002,162
James R. Moxley III	136,305,300	1,095,030	15,002,162
Curtis J. Myers	133,124,988	4,275,342	15,002,162
Antoinette M. Pergolin	136,562,660	837,670	15,002,162
Michel F. Shirk	136,815,673	584,657	15,002,162
Scott. A. Snyder	136,532,674	867,656	15,002,162
Ronald H. Spair	136,060,692	1,339,638	15,002,162
E. Philip Wenger	136,073,066	1,327,264	15,002,162

Proposal 2 - Advisory Vote on Executive Compensation. A non-binding advisory proposal to approve the compensation of Fulton’s named executive officers was approved. The voting results were as follows:

For	Against	Abstain	Broker Non-Votes
133,525,808	3,032,473	842,049	15,002,162

Proposal 3 - Ratification of Independent Auditor. The ratification of the appointment of KPMG LLP as Fulton's independent auditor for the fiscal year ending December 31, 2025 was ratified. The voting results were as follows:

For	Against	Abstain	Broker Non-Votes
149,759,561	2,128,529	514,402	0

Exhibit No.	Description
104	Cover page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 20, 2025	FULTON FINANCIAL CORPORATION
By: /s/ Natasha R. Luddington
Natasha R. Luddington
Senior Executive Vice President,
Chief Legal Officer and Corporate Secretary